Exhibit 99.1

   SurgiCare Inc. Reports Second Quarter 2003 Financial Results


    HOUSTON--(BUSINESS WIRE)--Aug. 19, 2003--SurgiCare Inc. (AMX:SRG), a Houston-based ambulatory surgery company, today is announcing financial results for the second quarter and first six months of 2003.
    Revenues for the three months ending June 30, 2003 were $1.94 million, a decrease of 49% compared with year-ago quarterly revenues of $3.78 million. The second quarter 2003 net loss was $909,153, or 4 cents per common basic share, against a net loss of $1,557,196 (11 cents per basic share) for the year-earlier quarter.
    In the first six months of 2003, revenues were $4.22 million, a decrease of 40% compared with revenues of $7.04 million in the comparable 2002 period. The net loss was $1.59 million, or 7 cents per basic share compared to a net loss of $1.13 million, or 8 cents per share in the first six months of 2002.
    The decrease in revenue is due to two primary factors. The first is an increase in the contractual allowance against revenues SurgiCare is taking compared to last year. The average contractual allowance for the quarter was 70% compared to last year's average contractual rate of 63%, which partially led to the provision for doubtful accounts of $5.4 million in the second and third quarters of last year. For the first six months of 2003, the average contractual allowance was 68% compared to 59% in the comparable 2002 period.
    In addition, there has been a drop in cases due to the transfer of cases from Memorial Village to Physicians Endoscopy Center in which SurgiCare sold its interest in May 2003, a temporary loss of lithotripsy cases due to reimbursement and payment issues and some transfer of cases to competitor facilities from physician partners who have not received distributions. Second quarter 2003 revenue per consolidated case of $1,120 is comparable to first quarter 2003 figure of $1,277. The drop is primarily due to the loss of the high revenue lithotripsy cases. Surgical costs per case decreased to $617 compared to $692 in the first quarter.
    Case volume for the second quarter 2003 grew 23.9% over the year-ago period to 4,082. Case volume was comparable to the first quarter 2003 figure of 4,064. In the first six months of 2003, case volume grew 34.8% over the year-ago period to 8,146. Please note that case volumes quoted here include all SurgiCare centers on a same store basis, regardless of SurgiCare's ownership interest. This is a reporting change from prior to the fourth quarter of 2002, which was only on a consolidated basis and not a same store comparison.
    To strengthen SurgiCare's capital position and provide funding sources for future growth, the company has been investigating relationships with long-term capital partners. New management has had continuous discussions with various potential partners and expects that very soon an agreement will be reached with a capital partner to provide a combination of debt and equity.
    Finally, SurgiCare continues to explore growth opportunities with a variety of surgery centers, imaging centers, and practice management companies. Some of these discussions have advanced to a non-binding letter of intent with ongoing due diligence. These potential acquisitions will be contingent upon securing the capital resources necessary through a capital partner.
    "Although the case volume is not up to our expectations, continued support by the physician partners is indicative of their faith in our current strategy to restructure and stabilize the company for long term growth. The problems associated with our senior lender's (DVI) bankruptcy have slowed our progress but I'm optimistic about the completion of the capital reconstruction," said SurgiCare Chief Executive Officer Keith LeBlanc. "We are close to digging out of the hole that we inherited. We expect to make an announcement within days to secure the necessary financing to complete the turn-around."

    About SurgiCare Inc.

    SurgiCare Inc. offers licensed, freestanding ambulatory surgery centers for use by physicians and its physician partners and their patients. They are licensed, certified and Medicare approved outpatient facilities. SurgiCare's goal is to grow through mergers, acquisitions and turnkey management contracts in conjunction with physician-involved supervision and potential equity participation within a public company model. SurgiCare has assembled a team of highly qualified industry professionals that are equipped to effectively manage multiple ASCs, imaging centers, and other operating units to cut operational costs and increase profit margins. To find out more about SurgiCare Inc. (AMX:SRG), visit our Web site at www.surgicareinc.com. You may also contact Tanya Jacobson at 713-973-6675 or at investors@surgicareinc.com.
    Any forward-looking statements in this release are made pursuant to the Securities Litigation Reform Act of 1995. Investors are cautioned that all forward-looking statements involve risks and uncertainty, including, but not limited to, the ability of SurgiCare to obtain capital and continue its expansion strategy, changes in federal or state healthcare laws and regulations or third party payor practices. Additional information on factors that may affect the business and financial results of the Company can be found in filings of the Company with the Securities and Exchange Commission. SurgiCare undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

    Financial results follow.



                            SURGICARE INC.
                      CONSOLIDATED BALANCE SHEETS

                                               June 30,   December 31,
                                                 2003         2002
                                             ------------ ------------
                     ASSETS                  (unaudited)
Current Assets
       Cash and cash equivalents                $263,901     $262,327
       Accounts Receivable:
         Trade (less allowance for
          contractual adjustments and
          doubtful accounts of $4,706,000
          and $6,496,000 at June 30, 2003
          and December 31, 2002,
          respectively)                          834,004    1,324,944
         Other receivables                       403,032      398,834
       Note receivable                           223,178      223,178
       Inventory                                 366,483      397,772
       Prepaid expenses                          133,437       69,380
       Other current assets                      105,081       76,313
                                             ------------ ------------
              Total Current Assets             2,329,116    2,752,748

Property and Equipment
       Office furniture and equipment            395,797      378,901
       Medical and surgical equipment          3,735,672    3,576,721
       Leasehold improvements                    941,440      941,440
       Computer equipment                        382,263      377,495
       Transportation equipment                   19,015       19,015
                                             ------------ ------------
                                               5,474,187    5,293,572
       Less:  Accumulated depreciation and
        amortization                           2,846,017    2,468,662
                                             ------------ ------------

              Total Property and Equipment     2,628,170    2,824,910

Goodwill                                       8,045,735    8,045,735
Real Estate                                    4,579,385    4,579,385
Investment in Limited Partnerships               368,679      306,654
Prepaid Limited Partner Distributions            403,748      403,748
Loan fees (net of amortization of $175,067 at
 June 30, 2003 and $108,321 at December 31,
 2002)                                           126,970      193,716
                                             ------------ ------------
              TOTAL ASSETS                   $18,481,803  $19,106,896
                                             ============ ============


                            SURGICARE INC.
                CONSOLIDATED BALANCE SHEETS (continued)

                                               June 30,   December 31,
                                                 2003         2002
                                             ------------ ------------
                     LIABILITIES             (unaudited)
Current Liabilities
       Current maturities of long-term debt   $5,983,536   $6,295,389
       Revolving lines of credit               1,315,898    1,665,657
       Current portion of capital leases         293,843      313,725
       Accounts payable                        2,718,598    2,362,378
       Accrued expenses                          768,686      472,645
       Payable to a related party                             116,909
                                             ------------ ------------
              Total Current Liabilities       11,080,561   11,226,703

Long-Term Debt                                   427,813      454,328
                                             ------------ ------------
              Total Liabilities               11,508,374   11,681,031


            SHAREHOLDERS' EQUITY
Preferred Stock, Series A, par value $.001,
 1,650,000 authorized, 1,225,100 issued and
 outstanding (Redemption and liquidation
 value $6,125,500).                                1,225        1,225

Preferred Stock, Series AA, par value $.001,
 1,200,000 authorized, 900,000 issued and
 outstanding                                         900          900

Common Stock, par value $.005, 50,000,000
 shares authorized; 24,883,175 and 21,327,131
 issued June 30, 2003 and December 31, 2002,
 respectively.                                   124,416      106,635

Additional Paid-In Capital                    16,189,292   15,065,801

Accumulated Deficit                           (9,295,836)  (7,708,196)

Less: Treasury Stock-at cost, 91,400 and
 75,000 shares at June 30, 2003 and December
 31, 2002, respectively                          (38,318)     (32,250)
       Shareholders receivable                    (8,250)      (8,250)
                                             ------------ ------------
               Total Shareholders' Equity      6,973,429    7,425,865
                                             ------------ ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY   $18,481,803  $19,106,896
                                             ============ ============


                            SURGICARE INC.
                 CONSOLIDATED STATEMENTS OF OPERATIONS
                              (unaudited)

                                               For the Three Months
                                                  Ending June 30,
                                             -------------------------
                                                 2003         2002
                                             ------------ ------------
Revenues, net                                 $1,939,008   $3,776,546

Direct Surgical expenses:
       Surgical costs                            399,109      683,229
       Clinical salaries & benefits              455,739      330,216
       Other                                     213,783      216,958
                                             ------------ ------------
            Total Direct Surgical Expenses     1,068,631    1,230,403

General and Administrative Expenses:
       Salaries and benefits                     383,975      399,396
       Management and affiliation fees            27,104       30,178
       Rent                                      235,062      150,500
       Depreciation and amortization             225,085      168,839
       Professional fees                         299,487      591,835
       Taxes                                      30,351       19,685
       Provision for doubtful accounts           291,530    3,757,634
       Other                                     275,647      240,227
                                             ------------ ------------
            Total General & Administrative
             Expenses                          1,768,241    5,358,294
       Total Expenses                          2,836,872    6,588,697
                                             ------------ ------------
       Operating Loss                           (897,864)  (2,812,151)
                                             ------------ ------------

Other Income (Expense):
       Gain on sale of partnership interest      319,086
       Miscellaneous income                        8,250
       Equity in Earnings of Limited
        Partnerships                              80,297       68,176
       Interest Expense                         (468,906)    (231,112)
                                             ------------ ------------
       Total Other Income (Expense)              (61,273)    (162,936)

Minority Interest in (Earnings)
     Loss of Partnership                          49,984      424,250
                                             ------------ ------------
Loss Before Income Tax Expenses                 (909,153)  (2,550,837)

Federal Income Tax Benefit                                   (993,641)
                                             ------------ ------------
Net Loss                                       $(909,153) $(1,557,196)
                                             ============ ============
Earnings (Loss) per share - Basic                  $(.04)       $(.11)
                                             ============ ============
Earnings (Loss) per share - Diluted                $(.04)       $(.11)
                                             ============ ============

Weighted Average Shares Outstanding:
     Basic                                    24,877,900   14,693,450
                                             ============ ============
     Diluted                                  24,877,900   14,693,450
                                             ============ ============


                            SURGICARE INC.
                 CONSOLIDATED STATEMENTS OF OPERATIONS
                              (unaudited)

                                            For the Six Months Ending
                                                     June 30,
                                            --------------------------
                                                 2003         2002
                                            ------------- ------------
Revenues, net                                 $4,219,129   $7,040,536

Direct Surgical expenses:
       Surgical costs                            871,686    1,052,939
       Clinical salaries & benefits              927,167      649,437
       Other                                     506,108      336,332
                                            ------------- ------------
           Total Direct Surgical Expenses      2,304,961    2,038,708

General and Administrative Expenses:
       Salaries and benefits                     770,371      730,787
       Management and affiliation fees            58,537       55,140
       Rent                                      468,105      282,835
       Depreciation and amortization             444,103      317,734
       Professional fees                         514,584      919,338
       Taxes                                      59,240       30,539
       Provision for doubtful accounts           300,692    3,757,634
       Other                                     549,813      405,402
                                            ------------- ------------
           Total General & Administrative
            Expenses                           3,165,445    6,499,409
       Total Expenses                          5,470,406    8,538,117
                                            ------------- ------------
       Operating Loss                         (1,251,277)  (1,497,581)
                                            ------------- ------------

Other Income (Expense):
       Gain on sale of partnership interest      319,086
       Loss on sale of assets                       (168)      (2,118)
       Miscellaneous income                       20,219           78
       Equity in Earnings of Limited
        Partnerships                             167,939      107,469
       Interest Expense                         (909,018)    (455,195)
                                            ------------- ------------
       Total Other Income (Expense)             (401,942)    (349,766)

Minority Interest in (Earnings)
     Loss of Partnership                          52,018       (1,382)
                                            ------------- ------------
Loss Before Income Tax Expenses               (1,601,201)  (1,848,729)

Federal Income Tax Expense (Benefit)             (13,561)    (719,574)
                                            ------------- ------------
Net Loss                                     $(1,587,640) $(1,129,155)
                                            ============= ============
Earnings (Loss) per share - Basic                  $(.07)       $(.08)
                                            ============= ============
Earnings (Loss) per share - Diluted                $(.07)       $(.08)
                                            ============= ============

Weighted Average Shares Outstanding:
     Basic                                    24,232,458   14,420,650
                                            ============= ============
     Diluted                                  24,232,458   14,420,650
                                            ============= ============



    CONTACT: SurgiCare Inc., Houston
             Tanya Jacobson, 713-973-6675
             investors@surgicareinc.com